UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 30, 2006

InSite Vision Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22332	94-3015807
(Commission File Number)	(IRS Employer Identification No.)

965 Atlantic Ave., Alameda, California	94501
(Address of Principal Executive Offices)	(Zip Code)

510-865-8800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION	3
ITEM 9.	FINANCIAL STATEMENTS AND EXHIBITS	3
	SIGNATURES	4
	EXHIBIT INDEX	5
	Exhibit 99.1

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 30, 2006, we issued a press release, which, among other things, sets forth our results of operations for the year and quarter ended December 31, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

Exhibit No.	Description

99.1	InSite Vision Incorporated Press Release dated March 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSITE VISION INCORPORATED

Dated: March 30, 2006	by:	/s/ S. Kumar Chandrasekaran, Ph.D.

S. Kumar Chandrasekaran, Ph.D.
Chairman of the Board,
Chief Executive Officer, President
and Chief Financial Officer
(on behalf of the registrant and as principal
financial and accounting officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	InSite Vision Incorporated Press Release dated March 30, 2006.